EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Guoqiang Qian, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Quarterly Report on Form 10-Q of Jade Global Holdings, Inc. (f/k/a Media Analytics Corporation) for the period ended June 30, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Jade Global Holdings.

Jade Global Holdings, Inc.
(f/k/a Media Analytics Corporation)

Date: August 9, 2019	By:	/s/ Guoqiang Qian
Guoqiang Qian
Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Jade Global Holdings, Inc. and will be retained by Jade Global Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.